January 14, 2015 F I N A N C I A L R E S U L T S 4Q14

4Q14 Financial highlights

- 4Q14 net income of $4.9B and EPS of $1.19
  - Revenue of $23.6B[1], adjusted expense of $14.3B[2] and ROTCE of 11%[3]
- 4Q14 results included as a significant item $1.0B (after-tax) Firmwide legal expense
- Fortress balance sheet
  - Basel III Advanced Fully Phased-In Common Equity Tier 1 ("CET1") of $165B[4]; ratio of 10.1%[4]
  - Firm Supplementary Leverage Ratio ("SLR") of 5.6%[5]
- Core loans up 8% YoY and 3% QoQ[6]
- ~$3B of capital returned to shareholders in 4Q14
  - Repurchased $1.5B of common equity[7] – $2B capacity remaining for 1Q15
  - Employee issuance of $0.3B
  - Common dividend of $0.40 per share

Significant items ($mm, excluding EPS[1,9])

	Pretax	Net income[8]	EPS[8]
Firmwide Legal Expense	($1,114)	($990)	($0.26)

[1] See note 1 on slide 19
[2] See note 2 on slide 19
[3] See note 4 on slide 19
[4] Basel III Advanced Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019. See note 5 on slide 19
[5] See note 5 on slide 19
[6] See note 11 on slide 20
[7] The repurchase amount is presented on a trade-date basis
[8] Assumes a tax rate of 38% for items that are tax deductible
[9] See note 8 on slide 20

Other 4Q14 notable items[9]	EPS impact[8]
Tax Discrete items	$0.13
Consumer LLR release	0.04
PE gains, net of goodwill	0.04
JPM Foundation Contribution	(0.01)
Refinements to FVA/DVA	(0.03)
Card Portfolio sales	(0.05)
Total	**$0.12**

FINANCIAL RESULTS

1

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 4Q14 Financial results1 1 See note 1 on slide 19 2 Actual numbers for all periods, not over/(under) 3 See note 4 on slide 19 4 See note 2 on slide 19 $mm, excluding EPS $ O/(U) 4Q14 3Q14 4Q13 Revenue (FTE)1 $23,552 ($1,607) ($560) Credit costs 840 83 736 Expense 15,409 (389) (143) Reported net income $4,931 ($641) ($347) Net income applicable to common stockholders 4,488 (647) (450) Reported EPS 1.19 (0.17) (0.11) ROE2 9% 10% 10% ROTCE2,3 11 13 14 Memo: Adjusted expense 4 $14,295 ($441) ($319) Memo: Adjusted expense/revenue 4 61% 2

F I N A N C I A L R E S U L T S Full year 2014 financial results1 1 See note 1 on slide 19 2 See note 4 on slide 19 3 See note 2 on slide 19 $mm, excluding EPS $ O/(U) FY 2014 FY 2013 FY 2013 Revenue (FTE)1 $97,923 $99,798 ($1,875) Credit costs 3,139 225 2,914 Expense 61,274 70,467 (9,193) Reported net income $21,762 $17,923 $3,839 Net income applicable to common stockholders 20,093 16,593 3,500 Reported EPS 5.29 4.35 0.94 ROE 10% 9% ROTCE2 13 11 Memo: Adjusted expense 3 $58,391 $59,031 ($640) Memo: Adjusted expense/revenue 3 60% 59% 3

Fortress balance sheet and returns[1]

$B, except where noted	4Q14	3Q14	4Q13
Basel III Advanced Fully Phased-In[2]			
CET1	$165	$163	$151
CET1 ratio	10.1%	10.1%	9.5%
Tier 1 Capital	$185	$183	$162
Tier 1 Capital ratio	11.4%	11.3%	10.2%
Total Capital	$206	$201	$190
Total Capital ratio	12.7%	12.4%	11.9%
Risk-weighted assets	$1,625	$1,613	$1,591
Firm SLR[3]	5.6%	5.5%	4.7%
Bank SLR[3]	5.9	5.7	4.7
HQLA[4]	$626	$572	$522
Total assets (EOP)	$2,573	$2,527	$2,416
Tangible common equity	$166	$165	$153
Tangible book value per share[5]	$44.69	$44.13	$40.81

4Q14 Basel III Advanced Transitional of 10.2%

- Estimated minimum TLAC[6] based on FSB proposal represents ~15% of Basel III RWA
- Firm is compliant with final U.S. LCR[7] and Basel final NSFR[8]
- Firmwide total credit reserves of $14.8B; nonperforming loan loss coverage ratio (ex. credit card) of 106%[9]
- FY14 issuance
  - Preferred stock: $8.9B
  - Subordinated debt: $5.0B ($2.0B in 4Q14)

Note: Estimated for 4Q14
[1] See notes on non-GAAP financial measures on slide 19
[2] Basel III Advanced Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019. See note 5 on slide 19
[3] See note 5 on slide 19
[4] High Quality Liquid Assets ("HQLA") is the estimated amount of assets that qualify for inclusion in the Firm's consolidated U.S. Liquidity Coverage Ratio ("LCR") for 4Q14 and 3Q14 and in the Basel III LCR for 4Q13
[5] See note 4 on slide 19
[6] See note 10 on slide 20
[7] In case of LCR, based on the Firm's current understanding of the U.S. final LCR rules, which became effective January 1, 2015
[8] Estimate as of 3Q14
[9] See note 3 on slide 19

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Preferred stock dividend allocation[1]

Change in reporting – impact to 4Q14 results

4Q14 summary results by line of business ($mm)

	Lines of business: CCB	CIB	CB	AM	Corp / PE	Total Firm
Net interest income						
NII - previous methodolgy	$7,020	$2,481	$1,089	$599	$135	$11,324
Plus: preferred stock dividends (pretax)	108	356	38	33	(535)	--
Net interest income	7,128	2,837	1,127	632	(400)	11,324
Net income	Taxes					
NI - previous methodology	$2,113	$755	$670	$520	$873	$4,931
Plus: preferred stock dividends (after tax)	66	217	23	20	(326)	--
Net income	2,179	972	693	540	547	4,931
					Preferred dividend: (326)	
Net income applicable to common equity[2] (NIAC)	*$2,113*	*$755*	*$670*	*$520*	*$547*	*$4,605*
ROE	16%	5%	19%	23%	3%	11%[3]
Overhead ratio						
Previous methodology	59%	79%	38%	73%		
Current methodology	59%	75%	38%	73%		

No change (NIAC and ROE)

Adjusted OH Ratio[4]: 61%

4Q14 CIB comp/revenue
- Previous: 29%
- Current: 27%

[1] See note 1 on slide 19
[2] Prior to deducting dividends and undistributed earnings allocated to participating securities
[3] Total Firm ROTCE. See note 4 on slide 19
[4] See note 2 on slide 19

- Historically, pretax preferred stock dividends were allocated from Corporate / Private Equity to the LOBs as interest expense
- As of 4Q14, we revised the methodology to allocate preferred stock dividends to the LOBs below the net income line, consistent with Firmwide income statement presentation
  - For comparison purposes, prior period LOB results have been revised as described above

- Impact:
  - No change to Firmwide results
  - No change to LOB NIAC or ROE
  - LOB revenue, net income and overhead ratio improve with a corresponding offset in Corporate / Private Equity

FINANCIAL RESULTS

5

JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm		$ O/(U)	
	4Q14	3Q14	4Q13
Net interest income	$7,128	($25)	($47)
Noninterest revenue	3,821	(393)	(443)
Revenue	10,949	(418)	(490)
Expense	6,411	106	(910)
Credit costs	950	48	878
Net income	$2,179	($350)	($269)

Key drivers/statistics ($B)[2]			
EOP Equity[3]	$51.0	$51.0	$46.0
ROE	16%	19%	20%
Overhead ratio	59	55	64
Average loans	$394.2	$391.0	$391.0
Average deposits	497.7	492.0	461.1
Client investment assets (EOP)	213.5	207.8	188.8
Number of branches	5,602	5,613	5,630
Active mobile customers (000's)	19,084	18,351	15,629

1 See note 1 on slide 19
2 Actual numbers for all periods, not over/under
3 2014 includes $3.0B of capital held at the CCB level related to legacy mortgage servicing matters
4 Based on FDIC 2014 Summary of Deposits survey per SNL Financial
5 Per compete.com as of November 2014
6 Based on J.D. Power 2014 Mortgage Servicing Study
7 Based on disclosures by peers and internal estimates as of 3Q14
8 Based on Phoenix Credit Card Monitor for 12-month period ending September 2014; based on card accounts and revolving balance dollars
9 Based on Visa data as of 3Q14 for consumer and business credit card sales volume
10 Based on Nilson data as of 2013
11 Based on the Internet Retailer Top 500 for 2013 and JPMC internal merchant client data
12 Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

Leadership positions

Consumer & Business Banking

- #1 in deposit growth for the third consecutive year[4]
- #1 in customer satisfaction among the largest U.S. banks for the third consecutive year, according to ACSI
- #1 most visited banking portal in the U.S.[5]

Mortgage Banking

- #2 in customer satisfaction for mortgage servicing by J.D. Power[6]

Card, Merchant Services & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[7]
- #1 U.S. co-brand credit card issuer[8]
- #1 global Visa issuer[9]
- #1 wholly-owned merchant acquirer[10] with ~50% of U.S. eCommerce volume[11]
- Chase cardholders accounted for over $600B, or ~16% of total U.S. credit and debit purchase volume[10]

Headcount

- Total headcount[12] down ~12,000 YoY and ~32,000 since the end of 2011

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Consumer & Community Banking Consumer & Business Banking 1 Actual numbers for all periods, not over/(under) Financial performance Key drivers $mm  Net income of $861mm, up 8% YoY, but down 7% QoQ  Net revenue of $4.6B, up 3% YoY, but down 2% QoQ  Expense flat YoY and QoQ  Average total deposits of $482.8B, up 8% YoY and 1% QoQ  Deposit margin of 2.11%, down 18 bps YoY and 9 bps QoQ  Record client investment assets of $213.5B, up 13% YoY and 3% QoQ  Business Banking loan originations up 18% YoY, but down 7% QoQ seasonally  Average Business Banking loans up 6% YoY and 1% QoQ  Added ~700,000 net households, up 3% YoY $ O/(U) 4Q14 3Q14 4Q13 Net interest income $2,733 ($74) $10 Noninterest revenue 1,826 (28) 106 Revenue 4,559 (102) 116 Expense 3,026 (6) (3) Credit costs 88 13 (20) Net income $861 ($66) $65 Key drivers/statistics ($B)1 EOP Equity $11.0 $11.0 $11.0 ROE 31% 33% 28% Average total deposits $482.8 $476.2 $446.0 Deposit margin 2.11% 2.20% 2.29% Client investment assets (EOP) $213.5 $207.8 $188.8 Net new investment assets 3.3 4.3 3.6 Business Banking loan originations 1.5 1.6 1.3 Business Banking l an balances (Avg) 19.8 19.5 18.6 CBB Househ lds (mm) 25.7 25.6 25.0 7

Consumer & Community Banking

Mortgage Banking

$mm	4Q14	$ O/(U) 3Q14	$ O/(U) 4Q13
Mortgage Production			
Production-related revenue, excl. repurchase (losses)/benefits	$447	$49	($53)
Production expense[1]	374	(7)	(615)
Income, excl. repurchase (losses)/benefits	73	56	562
Repurchase (losses)/benefits	131	69	(90)
Income/(loss) before income tax expense/(benefit)	$204	$125	$472
Mortgage Servicing			
Net servicing-related revenue	$624	($26)	($74)
Default servicing expense	353	4	(121)
Core servicing expense[1]	207	(21)	18
Servicing expense	560	(17)	(103)
Income, excl. MSR risk management	64	(9)	29
MSR risk management	(41)	(117)	(17)
Income before income tax expense	$23	($126)	$12
Real Estate Portfolios			
Revenue	$714	($127)	($171)
Expense	364	43	(47)
Net charge-offs[2]	111	30	(56)
Change in allowance[2]	(100)	–	850
Credit costs	11	30	794
Income before income tax expense	$339	($200)	($918)
Mortgage Banking net income	$338	($127)	($255)

Key drivers/statistics ($B)[3]	4Q14	3Q14	4Q13
EOP Equity	$18.0	$18.0	$19.5
ROE	7%	10%	11%
Mortgage originations[4]	$23.0	$21.2	$23.3
EOP third-party mortgage loans serviced	751.5	766.3	815.5
EOP NCI owned portfolio[5]	123.0	118.1	115.0
ALL/EOP loans[5,6]	1.76%	1.92%	2.23%
Net charge-off rate[2,5,6]	0.36	0.27	0.57

[1] Includes the provision for credit losses
[2] Excludes purchased credit-impaired (PCI) write-offs of $46mm, $87mm and $53mm for 4Q14, 3Q14, and 4Q13 respectively
[3] Actual numbers for all periods, not over/(under)
[4] Firmwide mortgage origination volume was $24.4B, $22.7B and $25.1B, for 4Q14, 3Q14 and 4Q13, respectively
[5] Real Estate Portfolios only
[6] Excludes the impact of PCI loans. The allowance for PCI loans losses was $3.3B, $3.7B and $4.2B at the end of 4Q14, 3Q14 and 4Q13, respectively
[7] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

Financial performance

- Mortgage Banking net income of $338mm
- Mortgage Production pretax income of $204mm
  - Revenues, excl. repurchase, down 11% YoY
    - Originations up 8% QoQ, but down 1% YoY
  - Production expense down 62% YoY
- Mortgage Servicing pretax income of $23mm
  - Net servicing-related revenue of $624mm, down 11% YoY
  - Servicing expense of $560mm, down 16% YoY
- Real Estate Portfolios pretax income of $339mm
  - Revenue of $714mm, down 19% YoY
  - Credit costs of $11mm
    - Net charge-offs of $111mm[2]
    - Reduction in allowance for loan losses of $100mm versus reduction of $950mm in the prior year
- Total headcount[7] down over 7,500 for the year

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Merchant Services & Auto

$mm		$ O/(U)	
	4Q14	3Q14	4Q13
Revenue	$4,515	($164)	($201)
Expense	2,089	95	(141)
Net charge-offs	999	53	(47)
Change in allowance	(150)	(50)	150
Credit costs	849	3	103
Net income	$980	($157)	($79)
EOP Equity ($B)[1]	$19.0	$19.0	$15.5
ROE[1]	20%	23%	26%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$127.4	$126.1	$124.1
Sales volume[2]	123.6	119.5	112.6
Net revenue rate	11.47%	12.17%	12.47%
Net charge-off rate	2.69	2.52	2.86
30+ day delinquency rate	1.44	1.43	1.67
# of accounts with sales activity (mm)[2]	34.0	32.1	32.3
% of accounts acquired online[2]	62%	56%	59%
Merchant Services – Key drivers/statistics ($B)[1]			
Merchant processing volume	$230.2	$213.3	$203.4
# of total transactions (B)	10.3	9.4	9.6
Auto – Key drivers/statistics ($B)[1]			
Average loans	$53.6	$52.7	$51.8
Originations	6.9	6.8	6.4

4Q14 ex-portfolio exits[3,4]
Net rev. rate: 12.20%
NCO rate: 2.48%

[1] Actual numbers for all periods, not over/(under)
[2] Excludes Commercial Card
[3] See note 6 on slide 19
[4] Revenue rate excludes loss on sale associated with portfolio exits; NCO rate excludes losses from portfolio exits

Financial performance

- Net income of $980mm, down 7% YoY
  - Net income, excluding loan loss reserve releases[3], up 2% YoY
- Revenue of $4.5B, down 4% YoY, including the impact of non-core portfolio exits
- Noninterest expense of $2.1B, down 6% YoY
- Credit costs of $849mm, up 14% YoY, driven by lower loan loss reserve releases, partially offset by lower net charge-offs

Key drivers

Card Services

- Average loans of $127.4B, up 3% YoY and 1% QoQ
- Sales volume[2] of $123.6B, up 10% YoY and 3% QoQ
- Net charge-off rate of 2.69%, down from 2.86% in the prior year and up from 2.52% in the prior quarter

Merchant Services

- Merchant processing volume of $230.2B, up 13% YoY and 8% QoQ
- Transaction volume of 10.3B, up 7% YoY and 10% QoQ

Auto

- Average loans up 3% YoY and 2% QoQ
- Originations up 8% YoY and 1% QoQ

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm	4Q14	$ O/(U) 3Q14	$ O/(U) 4Q13
Corporate & Investment Bank revenue	$7,386	($1,732)	$1,229
Investment banking fees	1,811	269	140
Treasury Services	1,031	(23)	33
Lending	264	65	(129)
Total Banking	3,106	311	44
Fixed Income Markets	2,533	(1,210)	(748)
Equity Markets	1,105	(147)	222
Securities Services	1,094	6	63
Credit Adjustments & Other	(452)	(692)	1,648
Total Markets & Investor Services	4,280	(2,043)	1,185
Expense	5,576	(459)	684
Credit costs	(59)	8	(40)
Net income	$972	($715)	$31

Key drivers/statistics ($B)[2]	4Q14	3Q14	4Q13
EOP equity	$61.0	$61.0	$56.5
ROE[3]	5%	10%	6%
Overhead ratio[4]	75	66	79
Comp/revenue[5]	27	31	35
EOP loans	$102.0	$102.3	$107.5
Average client deposits	433.8	419.6	421.6
Assets under custody ($T)	20.5	21.2	20.5
ALL/EOP loans ex-conduits and trade[6,8]	1.82%	1.88%	2.02%
Net charge-off/(recovery) rate	(0.02)	(0.01)	(0.04)
Average VaR ($mm)	$40	$35	$42

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/(under)
[3] 4Q13 ROE, excluding FVA/DVA, a non-GAAP financial measure, was 15%
[4] Overhead ratio excluding FVA/DVA, a non-GAAP financial measure, was 60% for 4Q13
[5] Compensation expense as a percentage of total net revenue excluding FVA/DVA, a non-GAAP financial measure, was 26% for 4Q13
[6] ALL/EOP loans as reported was 1.07%, 1.13%, and 1.15% for 4Q14, 3Q14, and 4Q13, respectively
[7] Pro forma results exclude certain refinements to net FVA/DVA valuation in 4Q14, and exclude total amounts of FVA/DVA, net of hedges, in 4Q13; 3Q14 reported results include FVA/DVA, net of hedges
[8] See note 7 on slide 19

Pro forma results ($mm)[7,8]

	4Q14	$ O/(U) 3Q14	$ O/(U) 4Q13
Corporate & Investment Bank revenue	$7,579	($1,539)	($574)
Total Banking	3,106	311	44
Total Markets & Investor Services	4,473	(1,850)	(618)
Net income	$1,092	($595)	($1,087)
ROE[2]	6%	10%	15%
Overhead ratio[2]	74	66	60
Comp/revenue[2]	27	31	26

Financial performance

- Net income of $972mm on revenue of $7.4B
  - ROE of 5%; excluding legal expense, ROE of 11%[8]
- Banking revenue
  - IB fees of $1.8B, up 8% YoY, primarily driven by record debt underwriting fees
    - Ranked #1 in Global IB fees for FY14
  - Treasury Services revenue of $1.0B, up 3% YoY
  - Lending revenue of $264mm, down 33% YoY, primarily reflecting mark-to-market losses on securities received from restructurings compared to gains in the prior year period
- Markets & Investor Services revenue
  - Markets revenue of $3.6B, down 13% YoY, largely driven by business simplification[8]; ex-business simplification, Markets revenue down 5%[8]
    - Fixed Income Markets of $2.5B, down 23% YoY, on lower revenues in credit-related and securitized products; ex-business simplification[8], down 14%[8]
    - Equity Markets of $1.1B, up 25% YoY, primarily on higher derivatives and Prime Services revenue
  - Securities Services revenue of $1.1B, up 6% YoY, driven primarily by higher fees and commissions as well as higher NII on increased deposits
  - Credit Adjustments & Other loss of $452mm driven by net CVA losses, as well as refinements to net FVA/DVA valuation
- Expense of $5.6B, up 14% YoY, driven by higher legal expense, partially offset by lower compensation and noncompensation expense

FINANCIAL RESULTS

10

JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	4Q14	$ O/(U) 3Q14	4Q13
Revenue	$1,770	$67	($106)
Middle Market Banking	705	6	(53)
Corporate Client Banking	511	22	17
Commercial Term Lending	313	1	9
Real Estate Banking	120	(4)	(89)
Other	121	42	10
Expense	666	(2)	13
Credit costs	(48)	31	(91)
Net income	$693	$22	($18)
Key drivers/statistics ($B)[2]			
EOP equity	$14.0	$14.0	$13.5
ROE	19%	18%	20%
Overhead ratio	38	39	35
Gross IB Revenue ($mm)	$557	$501	$502
Average loans	145.7	142.8	135.6
EOP loans	148.5	143.8	137.1
Average client deposits	208.4	204.7	205.3
Allowance for loan losses	2.5	2.5	2.7
Nonaccrual loans	0.3	0.4	0.5
Net charge-off/(recovery) rate[3]	0.08%	0.01%	0.07%
ALL/loans[3]	1.67	1.76	1.97

1 See note 1 on slide 19
2 Actual numbers for all periods, not over/(under)
3 Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate
4 CB's Commercial and Industrial (C&I) grouping is internally defined to include certain client segments (Middle Market, which includes Government, Nonprofit & Healthcare Clients; and Corporate Client Banking) and does not align with regulatory definitions
5 CB's Commercial Real Estate (CRE) grouping is internally defined to include certain client segments (Real Estate Banking, Commercial Term Lending and Community Development Banking) and does not align with regulatory definitions

Financial performance

- Net income of $693mm, down 3% YoY and up 3% QoQ
- Revenue of $1.8B, down 6% YoY and up 4% QoQ
- Credit cost benefit of $48mm
  - Net charge-off rate of 0.08%, 8th consecutive quarter of net recoveries or single digit NCO rate
- Expense of $666mm, up 2% YoY, driven by higher investment in controls
- Gross Investment Banking revenue of $557mm, up 11% YoY and QoQ
  - Record FY revenue of $2B
- EOP loan balances of $148.5B, up 8% YoY and 3% QoQ
  - C&I[4] loans up 3% QoQ
  - CRE[5] loans up 4% QoQ
- Average client deposits of $208.4B, up 2% YoY and QoQ

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Asset Management[1]

$mm	4Q14	$ O/(U) 3Q14	4Q13
Revenue	$3,200	$154	–
Global Investment Management	1,740	131	($59)
Global Wealth Management	1,460	23	59
Expense	2,320	239	75
Credit costs	3	(6)	(18)
Net income	$540	($50)	($41)
Key drivers/statistics ($B)[2]			
EOP equity	$9.0	$9.0	$9.0
ROE	23%	25%	25%
Pretax margin	27	31	29
Assets under management (AUM)	$1,744	$1,711	$1,598
Client assets	2,387	2,344	2,343
Average loans	103.3	101.4	92.7
EOP loans	104.3	102.4	95.4
Average deposits	152.0	151.2	144.0

[1] See note 1 on slide 19
[2] Actual numbers for all periods, not over/(under)

Financial performance

- Net income of $540mm, down 7% YoY and 8% QoQ
- Revenue of $3.2B, flat YoY and up 5% QoQ
- Record AUM of $1.7T, up 9% YoY and 2% QoQ
- AUM net inflows for the quarter of $37B, driven by net inflows of $10B to long-term products and $27B to liquidity products
- Client assets of $2.4T, up 2% YoY and 2% QoQ
  - Excluding business simplification – exit of Retirement Plan Services – client assets were up 8% YoY
- Expense of $2.3B, up 3% YoY driven by infrastructure and controls, and up 11% QoQ largely due to seasonal performance-based compensation
- Record average loan balances of $103.3B, up 11% YoY and 2% QoQ
- Record average deposit balances of $152.0B, up 6% YoY and 1% QoQ
- Strong investment performance
  - 76% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years

FINANCIAL RESULTS

12

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Private Equity  Private Equity net income of $107mm Treasury and CIO  Treasury and CIO net loss of $205mm, compared to a net loss of $333mm in 3Q14 Other Corporate  Other Corporate net income of $645mm 1 See note 1 on slide 19 $mm Corporate/Private Equity1 Financial performance 4Q14 3Q14 4Q13 Private Equity $107 $36 $94 Treasury and CIO (205) 128 63 Other Corpor te 645 288 (207) Net income/(loss) $547 $452 ($50) $ O/(U) 13

Agenda Page F I N A N C I A L R E S U L T S 14 Appendix 14

A P P E N D I X $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 $500 $2,000 $3,500 $5,000 $6,500 $8,000 $9,500 $11,000 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 30+ day delinquencies 30-89 day delinquencies Consumer credit – Delinquency trends1 Note: Prime mortgages exclude Asset Management, Corporate/Private Equity and government-insured loans 1 Excluding purchased credit-impaired and held-for-sale loans Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies Credit card delinquency trend ($mm) 15

A P P E N D I X 2,075 1,372 1,214 1,157 1,076 954 899 876 808 696 595 520 448 288 204 167 174 111 81 111 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 885 798 797 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Real Estate Portfolios Card Services Real Estate Portfolios and Card Services – Coverage ratios1 Real Estate Portfolios and Card Services credit data ($mm) NCOs ($mm) 1 See note 9 on slide 20 2 Net charge-offs annualized (NCOs are multiplied by 4) 3 4Q10 adjusted net charge-offs for Real Estate Portfolios exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 4 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 5 3Q12 adjusted net charge-offs for Real Estate Portfolios exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 6 4Q12 adjusted net charge-offs for Real Estate Portfolios reflects a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance 7 4Q14 adjusted net charge-offs for Card Services were $797mm or 2.48% excluding losses from portfolio exits; 4Q14 reported net charge-offs were $858mm or 2.69% O/(U) 4Q14 3Q14 4Q13 4Q13 Real Estate Portfolios (NCI) Net charge-offs $111 $81 $167 ($56) NCO rate 0.36% 0.27% 0.57% (21) bps Allowance for loan losses $2,168 $2,268 $2,568 ($400) LLR/annualized NCOs2 488% 700% 384% Card Services7 Net charge-offs $797 $798 $891 ($94) NCO rate 2.48% 2.52% 2.86% (38) bps Allowance for loan losses $3,439 $3,590 $3,795 ($356) LLR/annualized NCOs2 108% 112% 106% 3 4 5 6 7 16

A P P E N D I X 10,609 10,296 9,578 9,027 8,317 8,123 7,634 7,241 7,017 21,936 20,780 19,384 17,571 16,264 15,847 15,326 14,889 14,185 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 0% 100% 200% 300% 400% 500% Firmwide – Coverage ratios  $14.2B of loan loss reserves at December 31, 2014, down $2.1B from $16.3B in the prior year, reflecting improved portfolio credit quality  Nonperforming loan loss coverage ratio (ex. credit card) of 106%1 1 See note 3 on slide 19 $mm Comments JPM Credit Summary Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 4Q14 3Q14 4Q13 Consumer, ex. credit card LLR/Total loans 1.50% 1.58% 1.83% LLR/NPLs 58 58 57 Credit Card LLR/Total loans 2.69% 2.84% 2.98% Wholesale LLR/Total loans 1.14% 1.20% 1.30% LLR/NPLs 617 583 489 Firmwide LLR/Total loans 1.55% 1.63% 1.80% LLR/NPLs (ex. credit card) 106 105 100 LLR/NPLs 155 155 146 17

IB League Tables

League table results – wallet share

	FY2014		FY2013	
	Rank	Share	Rank	Share
Based on fees[1]:				
Global Debt, Equity & Equity-related	**1**	**7.6%**	**1**	**8.3%**
U.S. Debt, Equity & Equity-related	1	10.7%	1	11.5%
Global Long-term Debt[2]	**1**	**8.0%**	**1**	**8.2%**
U.S. Long-term Debt	1	11.6%	1	11.6%
Global Equity & Equity-related[3]	**3**	**7.1%**	**2**	**8.4%**
U.S. Equity & Equity-related	2	9.6%	2	11.3%
Global M&A[4]	**2**	**8.2%**	**2**	**7.6%**
U.S. M&A	2	10.0%	2	8.8%
Global Loan Syndications	**1**	**9.5%**	**1**	**9.9%**
U.S. Loan Syndications	1	13.3%	1	13.8%
Global IB fees[1,5]	**1**	**8.1%**	**1**	**8.5%**

League table results – volumes

	FY2014		FY2013	
	Rank	Share	Rank	Share
Based on volumes[6]:				
Global Debt, Equity & Equity-related	**1**	**6.8%**	**1**	**7.3%**
U.S. Debt, Equity & Equity-related	1	11.8%	1	12.0%
Global Long-term Debt[2]	**1**	**6.7%**	**1**	**7.2%**
U.S. Long-term Debt	1	11.3%	1	11.7%
Global Equity & Equity-related[3]	**3**	**7.6%**	**2**	**8.2%**
U.S. Equity & Equity-related	2	11.0%	2	12.1%
Global M&A Announced[4]	**2**	**21.6%**	**2**	**23.5%**
U.S. M&A Announced	2	27.8%	2	36.4%
Global Loan Syndications	**1**	**12.4%**	**1**	**11.6%**
U.S. Loan Syndications	1	19.4%	1	17.8%

Source: Wallet data from Dealogic Media Manager as of January 2, 2015 & Volume data from Dealogic Analytics as of December 31, 2014

1 Reflects ranking of revenue wallet and market share

2 Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

3 Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

4 M&A and Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A volumes represent any U.S. involvement ranking. US M&A revenue wallet represents wallet from client parents based in the U.S.

5 Global Investment Banking revenue wallet rankings exclude money market, short-term debt and shelf deals

6 Rankings reflect transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

APPENDIX

18

JPMORGAN CHASE & CO.

A P P E N D I X Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Adjusted expense, a non-GAAP financial measure, excludes Firmwide legal expense and expense related to foreclosure-related matters (“FRM”). Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. The ratios of the allowance for loan losses to end-of-period loans retained and allowance for loan losses to nonperforming loans exclude the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and are used in facilitating comparisons of the Firm with competitors. 5. Common Equity Tier 1 (“CET1”) capital, Tier 1 Capital, Total Capital, risk-weighted assets (“RWA”) and the CET1, Tier 1 Capital and Total Capital ratios under the Basel III Advanced Fully Phased-In rules, and the supplementary leverage ratio (“SLR”) under the U.S. final SLR rule, are each non-GAAP financial measures. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 161-165 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, and on pages 73-77 of the Firm’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014. 6. Within Consumer & Community Banking, Card, Merchant Services & Auto provides certain non-GAAP financial measures, as such measures are used by management to facilitate a more meaningful comparison with prior periods:  The change in net income is calculated excluding the change in the allowance for loan losses (assuming a tax rate of 38%).  The net charge-off rate and net revenue rate for Card Services are calculated excluding the impact of non-core portfolio exits. 7. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio of the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  ROE for fourth quarter 2014 is calculated excluding legal expense.  Prior to January 1, 2014, the CIB provided non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on net revenue and net income. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance, with the exception of certain refinements to net FVA and DVA in the fourth quarter 2014; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods.  Within Markets & Investor Services revenue, the change in Markets revenue and Fixed Income Markets revenue excludes the decline related to business simplification, including the sales of the Physical Commodities and Global Special Opportunities Group businesses. Notes 19

Notes

8. The Firm presents pretax income, net income (assumes a tax rate of 38% for items that are tax deductible) and earnings per share excluding certain reported significant items and other notable items. These measures should be viewed in addition to, and not as a substitute for, the Firm's reported results. Management believes this information helps investors understand the effect of these items on reported results and provides an additional presentation of the Firm's performance. The table below provides a reconciliation of reported results to these non-GAAP measures:

Reconciliation of reported to adjusted results

Three months ended December 31, 2014 (in millions, except per share)	Pretax income	Net income	EPS
Reported results:	$ 6,263	$ 4,931	$ 1.19
Adjustments:			
Firmwide legal expense	1,114	990	0.26
Other notable items:			
Private Equity Gains, net of goodwill impairment	(247)	(153)	(0.04)
Consumer - Benefit from reduced loan loss reserves	(250)	(155)	(0.04)
Card - Exit of non-core portfolios	299	185	0.05
CIB - Impact of refinements to net FVA / DVA valuation	193	120	0.03
Corporate - Contribution to the JPM foundation	149	35	0.01
Corporate - Benefit for tax discrete items	-	(485)	(0.13)
Total other notable items	144	(453)	(0.12)
Total adjustments	1,258	537	0.14
Adjusted results:	**$ 7,521**	**$ 5,468**	**$ 1.33**

9. Net charge-offs for Real Estate Portfolios and Card Services may be adjusted from time to time for significant items, as indicated. These adjusted charge-offs are non-GAAP financial measures used by management to facilitate comparisons with prior periods.

Additional notes on financial measures

10. The estimate of Minimum Total Loss Absorbing Capacity ("TLAC") reflects the Firm's current understanding of the Financial Stability Board's ("FSB") November 2014 consultative document on "Adequacy of loss-absorbing capacity of global systemically important banks in resolution". The estimate utilizes capital figures and risk-weighted assets based on Basel III Advanced Fully Phased-In rules. The estimate reflects certain assumptions regarding the inclusion or exclusion of certain liabilities, particularly with respect to items where further guidance is necessary, including but not limited to, notes governed outside of the local law of the resolution entity, holdings of other Global Systemically Important Banks' ("GSIBs") TLAC and structured notes as defined by the Firm. These assumptions may change as future regulatory guidance is received. In addition, while the current estimate includes a deduction in capital equal to the Firm's 2.5% GSIB capital surcharge, the calculation will change to incorporate future deductions of capital equal to the incremental capital surcharges that may be required by the U.S. banking regulators in the future. These potential incremental capital surcharges are expected to be met through growth in the Firm's CET1.

11. Core loans include loans considered central to the Firm's ongoing businesses; core loans exclude runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

APPENDIX

20

JPMORGAN CHASE & CO.

A P P E N D I X Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014, and September 30, 2014, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21